                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                   August 16, 1999
Commission File Number                                              333-35847-01

                   FIRST SECURITY AUTO GRANTOR TRUST 1997-B
            (Exact name of registrant as specified in its charter)
State of incorporation                                                      Utah
I.R.S. Employer Identification No.                                    87-6237789
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5891


Item 7.  Financial Statements and Exhibits

Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period June 26, 1999 through July 25, 1999.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO GRANTOR TRUST 1997-B
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


/s/ Brad D. Hardy                                            August 16, 1999
__________________________________________________________   __________________
Brad D. Hardy                                                (Date)
Authorized Officer

EXHIBIT A

First Security Auto Grantor Trust 1997-B
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.

June 26, 1999 Thru July 25, 1999
Distribution Date: 08-16-99

Statement for Class A and Class B Certificateholders Pursuant                                                 Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                                Class A/Class B
                                                                                                                  Certificate Amount
(i)  Principal Distribution
          Class A  Amount                                                                        8,853,684.57                18.4362
          Class B Amount                                                                           417,192.26                18.4362

(ii)  Interest Distribution
          Class A  Amount                                                                          837,384.78                 1.7437
          Class B Amount                                                                            40,557.85                 1.7923

(iii)  Yield Supplement Amount                                                                           0.90                 0.0000

(iv)  Basic Servicing Fee                                                                          143,744.75                 0.2859

(v)  Class A Certificate Balance (end of Collection Period)                                    155,877,748.39
     Class A Pool Factor (end of Collection Period)                                                 0.3245869
     Class B Certificate Balance (end of Collection Period)                                      7,345,076.45
     Class B Pool Factor (end of Collection Period)                                                 0.3245869

(vi)  Total Pool Balance (end of Collection Period)                                            163,222,824.84

(vii)  Realized Losses for the Collection Period                                                   107,526.65

(viii)  Aggregate Defaulted Receivables for the Collection Period                                  120,146.79

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                               0.00

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                                     30,573.92

(xi)  Advances made in respect of this Collection Period:                                                0.00
       Unreimbursed Advances on the Distribution Date:                                                   0.00

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                                10,057,265.79

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                                       0.00
        (y) Excess of Class B Certificate Balance over amount by which Pool Balance exceeds              0.00
              Class A Certificate Balance

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                                           2,543,369.23
          60 - 89 Days                                                                             890,659.97
          90 or more days                                                                          511,693.18

